Portland General Electric EARNINGS CONFERENCE CALL SECOND QUARTER 2021 Exhibit 99.2

2 Information Current as of July 30, 2021 Except as expressly noted, the information in this presentation is current as of July 30, 2021 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of July 30, 2021. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, which could affect the access to and availability of cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; the outcome of various legal and regulatory actions; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability to third parties; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent annual report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission (SEC), including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. Cautionary statement

3 Business Update Maria Pope, President and CEO • Financial results • Heat wave response and wildfire mitigation • ESG: Addressing climate change Financial Update Jim Ajello, Senior VP of Finance, CFO and Treasurer • Economic update • Second quarter 2021 earnings • 2022 General Rate Case and regulatory update • Capital investments • Liquidity and financing • 2021 outlook Topics for today’s call

2021 Q2 results and increased guidance 4 2021 Q2 net income of $32 million, or $0.36 per diluted share Strong load growth powered by economic recovery Revised 2021 load growth to 2.5% to 3.0% from 1% to 1.5% High-tech and digital growth + Sustained residential demand Raising full year 2021 EPS guidance to $2.70 to $2.85 per diluted share Re-affirming 4 to 6% long-term EPS growth

• Robust tree trimming and vegetation management program • Ongoing focus on system hardening: • Fire resistant, ductile iron transmission and distribution poles in priority wildfire areas • Clearance of critical transmission lines • Underground cables • Advanced technologies for monitoring and early alerts Detection Response Prevention Number one priority is protecting the lives and property of customers, coworkers, and the communities we serve Wildfire mitigation and risk management 5

Raising

- 2021 earnings guidance to $2.70 to $2.85 per diluted share from $2.55 to $2.70 per diluted share
- 2021 load growth to 2.5% to 3.0% from 1% to 1.5%

Reaffirming

- 4% to 6% long-term EPS growth, 2019 base year
- 5% to 7% long-term dividend growth[1]
- Long-term load growth of 1%

Second quarter 2021 financial results

2021		2020
$32	Net income (in millions)	$39
$0.36	Diluted earnings per share (EPS)	$0.43



$1.07
$0.36
$1.27 - $1.42[2]
Q1
Q2
Q3
Q4

Quarterly Diluted EPS

$2.70 - $2.85
Revised Earnings Guidance



$0.91
$0.43
$0.84[3]
$0.57
Q1
Q2
Q4
$(0.19)
GAAP EPS
Non-GAAP EPS

Quarterly Diluted EPS

$1.72 GAAP Diluted EPS
$2.75 Non-GAAP Diluted EPS[3]

(1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected
(2) Based on revised 2021 earnings guidance
(3) After adjusting for the net effects of the previously disclosed energy trading loss ($1.03), PGE's non-GAAP diluted EPS was $0.84 and $2.75 for the three-month quarter ended September 30, 2020 and full-year ended December 31, 2020, respectively. See the Appendix for additional detail on non-GAAP financial measures

PGE

6

Gross Margin(1) Fixed operating expense Administrative expense Production tax credits Q2 2021 EPS Q2 2020 EPS (1) PGE defines Gross margin as Total revenues less Purchased power and fuel as reported on PGE’s Condensed Consolidated Statements of Income. Gross margin is considered a non-GAAP measure as it excludes depreciation, amortization, and other operation and maintenance expenses. The presentation of Gross margin is intended to supplement an understanding of PGE’s operating performance in relation to changes in customer prices, fuel costs, impacts of weather, customer counts and usage patterns, and impact from regulatory mechanisms such as decoupling. The Company’s definition of Gross margin may be different from similar terms used by other companies and may not be comparable to their measures. Second quarter 2021 earnings bridge 7

Enabling customers through a resilient and integrated grid A capital driven rate case requesting an increase in rate base of $993 million, including: - Extensive investments in PGE’s T&D system to serve new and growing customer loads, address reliability and resiliency, replace aging infrastructure, and upgrade cyber and physical security Primary O&M cost drivers include: - Increased vegetation management Other proposals include: - Accelerated depreciation and separate revenue requirement for Colstrip - Improve storm outage mechanism - Remove 2% cap on decoupling - Expand distributed energy and DSG programs 2022 General Rate Case AUT NVPC GRC base rates Supplementals 2022 All-in Change Total Rate Base $5.7 Billion ROE 9.5% Capital Structure 50% debt, 50% equity Cost of Capital 6.94% 8

$100 $80 $80 $80 $80 $400 $385 $385 $385 $385 $100 $85 $85 $85 $85 $100 2021 2022 2023 2024 2025 Capital expenditures forecast Generation Transmission and Distribution General Business and Technlogy Integrated Operations Center $700 $550 $550 $550$550 Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast. Investing in reliability and resiliency 9

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Actual and Expected 2021 Financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt - - $400 - Short-term debt $200 - - - Credit Facilities $500 Letters of Credit $151 Total Liquidity: $668 million as of June 30, 2021 (dollars in millions) Cash $17 Liquidity and financing 10

2021 Outlook 11 Strong first half 2021 performance $1.43 diluted EPS YTD 2021 compared to $1.34 diluted EPS YTD 2020 Increasing year-over-year annual energy deliveries growth guidance to 2.5% to 3% from 1% to1.5% which reflects robust economic growth Raising earnings guidance to $2.70 to $2.85 per diluted share from $2.55 to $2.70 per diluted share Preparing for above average weather and wildfire potential peaking in August and September Increasing O&M $10 million to invest in the reliability and resiliency of the system Tracking long-term earnings growth guidance of 4% to 6% from the 2019 base year

Appendix

Management believes that excluding the effects of the previously disclosed energy trading losses provides a meaningful representation of the Company’s comparative dilutive earnings per share. The Company has adjusted diluted EPS to maintain comparability between periods. The net effect of the energy trading losses was $1.03 per diluted share for the three-month quarter ended September 30, 2020 and for the year ended December 31, 2020, respectively. PGE’s reconciliation of non-GAAP diluted EPS in 2020 is below: Non-GAAP Diluted EPS Reconciliation Three months ended September 30, 2020 Year ended December 31, 2020 GAAP $(0.19) $1.72 Exclusion of certain trading losses 1.42 1.42 Tax effect (1) (0.39) (0.39) Non-GAAP $0.84 $2.75 Non-GAAP Financial Measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 13